EXHIBIT 10.29
SERVICES AGREEMENT
This

Agreement

(the “
Agreement
”)

is entered

into by

and between

Popular,

Inc.

(“
Popular
”),

a

corporation

duly
organized existing

under the

laws of Commonwealth

of Puerto

Rico and

Carlos J.

Vázquez (“
Consultant
”) (each

a
“ Party ” and together the “ Parties ”), on December 7, 2023.
WHEREAS, Consultant is currently employed by Popular as Executive Vice

President and Chief Financial Officer;
WHEREAS, Consultant has decided to retire from Popular effective

March 31, 2024; and
WHEREAS, in connection with

Consulant’s voluntary

retirement, Popular desires to

retain Consultant following

his
retirement to provide

certain consulting services

to Popular, and Consultant

desires to provide

such consulting services
to Popular, all subject to the terms and conditions

set forth herein; and
NOW THEREFORE,

in consideration

of the

promises and

the mutual

covenants and

agreements contained

herein,
and

for

other

good

and

valuable

consideration,

the

receipt,

sufficiency

and

adequacy

of

which

are

hereby
acknowledged, the parties hereby agree as follows:
1. Services
1.1 Service Engagement. Consultant represents and agrees that it shall provide and render to Popular such consulting services, as may be

reasonably requested by Popular, (i) to facilitate

the transition of the Chief

Financial Officer’s
responsibilities to

Consultant’s

successor and

(ii) to

support other

general business

initiatives (collectively,

the
“ Services ”).
1.2

Independent Parties.

Consultant is

an independent

contractor.

Nothing in

this Agreement

creates an

employer-
employee relationship with Popular, nor a partnership, affiliation, joint venture, agency relationship or other form
of business association between the Parties hereto.
2. FEES, INVOICES AND PAYMENT
2.1 Fees and Reimbursable Expenses. For the Services provided under this Agreement, Popular shall pay Consultant
a

fee

equal

to $32,000

per month,

for

an aggregate

total fee

of $384,000

during

the

Term

(as

defined

below)
(“ Fees
”).

The

Fees

include

all

fees,

costs

and

administrative

and

overhead

expenses.

Popular

will

reimburse
Consultant only for those expenses previously agreed to by Popular and, unless otherwise stated, meal and travel expenses will be reimbursed in accordance with Popular’s

guidelines, which will be provided upon request.

2.2 Payment. Popular will pay the Fees in United States Dollars, monthly in arrears, no later than the fifteenth (15th)
day of the

calendar month following

the month in which

such fee was earned.

Popular will deposit

the payment
electronically to the bank account designated by Consultant or as otherwise mutually agreed to by the Parties.

2.3
Taxes.

Consultant shall pay all taxes related to

the Services provided under this Agreement. If

Popular is required
by Federal

or US

state Law

to withhold

taxes on

any amount

payable to

Consultant, Popular

will deduct

such
taxes

and

pay

them

to

the

appropriate

taxing

authority,

unless

Consultant

submits

evidence

of

a

government-
issued exemption or waiver. However,

Popular’s omission from withholding any applicable taxes, in whole or in part, will not

discharge Consultant’s

responsibility to

pay any such

taxes when due.

Consultant shall indemnify
Popular from

any and all

liability that may

arise for nonpayment

of any applicable

taxes. Popular shall

pay any
state sales,

use or

value added

tax applicable

to the

Services or

products.

The withholding

Party shall

provide
proof of payment of the taxes withheld.

3. TERM AND TERMINATION
3.1
Term of the Agreement.

The Agreement will

commence on April

1, 2024 (the

“
Effective Date
”) and will

continue
in effect until March 31, 2025 (the “ Term ”).
3.2
Termination.

Either

Party

may

terminate

the

Agreement

for

cause

upon

written

notice

to

the

other

Party

as
follows:

(1) if the cause for termination relates to a violation of Laws (defined below), breach of confidentiality, privacy

or

other

compliance

matter,

the

termination

may

be

effective

immediately

or

(2)

for

Consultant’s
noncompliance with its obligations under the

Agreement, the effective termination date will

be ten (10) days after
delivery of the notice of the breach to the breaching Party if it remains uncured at the expiration thereof.

3.3
Effect

of

Termination.

Upon

expiration

or

termination

of

the

Agreement

for

any

reason,

Consultant

shall
promptly:

(a)

deliver

to

Popular

all

documents,

work

product,

and

other

materials,

whether

or

not

complete,
prepared by or on behalf of Consultant during the course of performing the Services for which Popular has made the

corresponding

payment;

(b)

return

to

Popular

all

Popular-owned

property,

equipment,

or

materials

in

its
possession or

control; (c)

remove any

Consultant-owned property,

equipment, or

materials located

at Popular’s
locations; and (d) comply with

the provisions related to the destruction

of Popular’s Confidential Information

as
provided below.

3.4
Survival of

Terms.

Any provision

of the

Agreement that

expressly or

by implication

is intended

to continue

in
force shall survive termination or expiration of the Agreement.
4. CONFIDENTIALITY OF INFORMATION
4.1
General.

The Parties acknowledge that, in furtherance of the Agreement, the Consultant (the “
Receiving Party ”)
may

receive

from

Popular

(the

“
Disclosing

Party
”)

Confidential

Information.

Unless

otherwise

agreed,

the
Disclosing Party will remain the owner of the Confidential Information and any derivative thereof and retains its
entire

right,

title,

and

interest,

including

all

intellectual

property

rights,

therein.

Any

disclosure

of

such
Confidential

Information

hereunder

shall

not

be

construed

as

an

assignment,

grant,

option,

license,

or

other
transfer

of

any

such

right,

title,

or

interest

whatsoever

to

the

Receiving

Party.

Other

than

the

limited

rights
hereunder, the Receiving Party has no other rights

in or to any Disclosing Party’s Confidential

Information.

4.2
Definition

of

Confidential

Information.

The

term

“
Confidential

Information
”

means

any

and

all

of

the
Disclosing Party’s confidential

or proprietary non-public information or data, whether

in electronic or hard copy
format,

that

is collected,

generated,

developed,

or used

in its

business

or operations.

Confidential Information
includes: (1) nonpublic information or data related to actual or potential employees, clients or suppliers including
agreement terms

and conditions

and lists;

(2) Intellectual

Property (as

defined below);

(3) products

or services
currently provided or to be developed, including

any market research, forecasts or surveys, plans, specifications, documentation, quality guidelines, and analyses of strengths or weaknesses; (4) marketing and sales information, such

as

techniques

and

data,

product

development

and

delivery

schedules

and

methods

and

logistical
requirements,

strategic

planning,

marketing

and

advertising

plans

and

budget;

(5)

technical

and

technological
information,

including

computer

software

and

related

documentation,

license

terms,

designs,

formulas

and
algorithms, hardware and systems

design, specifications, dataflow, networks, physical and

systems environments,
troubleshooting guidelines, test and

audit results, data and databases, interfaces,

performance characteristics and
reports;

(6)

financial

information,

including,

financial

statements,

revenue,

income,

overhead

costs,

profit
margins,

banking

and

financing

data,

budgeting

data

and

reports,

tax

information

and

pricing

policies;

(7)
organizational

information including,

merger,

acquisition and

expansion plans,

facilities and

equipment design
and location;

and (8)

Popular’s overall

strategies, specific

programs and

strategies utilized

by Popular;

and the
success or lack of

success of those programs and strategies.

To the extent applicable to the Services, Confidential
Information includes Popular’s

clients’ statutorily protected non

-public personal information or data

(“
Personal
Data
”) as defined in applicable Law and this Agreement. Confidential

Information does not include information
that the Receiving Party can

reasonably demonstrate: (1) was already

known to or was

rightfully in the possession

of the Receiving Party at

the time of disclosure; (2)

becomes a matter of public

knowledge other than as a

result
of

a

breach

of

any

obligation

of

confidentiality

hereunder

or

under

any

confidentiality

agreement

that

the
Receiving Party

may have

with a third-party;

(3) was

independently developed

by the

Receiving Party

without
reference to

any Confidential

Information of

the Disclosing

Party; (4)

was lawfully

received from

a third-party
without

a

duty

of

confidentiality;

or

(5)

was

approved

for

release

by

the

Disclosing

Party

in

writing.
Notwithstanding

this

exception,

Popular’s

Intellectual

Property

and

Personal

Data

will

always

be

considered
Confidential Information.
4.3 Confidential Information Use and Disclosure.
(A)
Any disclosure by the Receiving

Party of any of the Disclosing Party’s

Confidential Information in order to
comply with

applicable Law,

or with a

valid order

issued by a

court or

governmental agency

of competent
jurisdiction

(a

“
Legal

Order
”)

shall

be

subject

to

the

terms

of

this

Section.

Before

making

any

such
disclosure,

the Receiving

Party shall

provide the

Disclosing Party

with: (a)

prompt written

notice of

such
requirement so

that the

Disclosing Party

may seek,

at its sole

cost and

expense, a

protective order

or other
remedy;

and

(b)

reasonable

assistance,

at

the

Disclosing

Party’s

sole

cost

and

expense,

in

opposing

such
disclosure or seeking a protective order or other limitations on disclosure. If, after providing such notice and assistance, the Receiving

Party (or other persons

to whom such Legal

Order is directed)

remains subject to
a Legal Order,

the Receiving Party shall

disclose no more

than that portion

of the Confidential Information
which,

on

the

advice

of

the

Receiving

Party’s

legal

counsel,

such

Legal

Order

specifically

requires

it

to
disclose and, on

the Disclosing Party’s request,

shall use

commercially reasonable efforts

to obtain

assurances
from

the

applicable

court

or

agency

that

such

Confidential

Information

will

be

afforded

confidential
treatment. Nothing herein shall require either Party to fail to honor a subpoena, court or administrative order or a similar requirement

or request on a

timely basis. If Confidential

Information includes materials

subject
to the attorney-client

privilege, work product doctrine

or any other applicable

privilege concerning pending
or reasonably

foreseeable legal

proceedings or

governmental investigations,

the sharing of

such material

is
not intended to, and shall

not, waive or diminish in any

way the confidential nature of

the information or its
continued protection under the attorney-client privilege, work product doctrine or other applicable privilege.
(B)
The

Consultant

shall

not,

without

Popular’s

prior

written

consent:

(i)

use,

reproduce,

sell,

market,
disseminate, modify or disclose, reverse engineer, translate, discover the source code or trade secrets, render anonymous, aggregate, segregate or

mine any Confidential

Information for any

purpose other than

to perform
the

obligations

for

which

the

Confidential

Information

is

being

disclosed;

(ii)

disclose

the

Confidential
Information; (iii) use,

access, disclose, process,

transmit, share or

store Confidential Information

outside of
the jurisdiction of the United States; or (vi) remove

any proprietary rights or confidentiality legend from the
Confidential Information.

4.4
Confidential

Supervisory

Information.

Consultant

agrees

that

it

will

(i)

not

disclose

Confidential

Supervisory
Information

(“
CSI
”)

to

any

person

or

entity

without

the

prior

written

approval

of

Popular

and

the

pertinent
banking regulatory agency and (ii)

not use the CSI

for any purpose other than

as necessary to provide

the Services
under this Agreement. “Confidential

Supervisory Information” or “CSI”

means nonpublic information that is by
law

or

regulation

exempt

from

disclosure

and

that

is

or

was

created

or

obtained

in

furtherance

of

a

banking
regulatory

agency’s

supervisory,

investigatory

or

enforcement

activities

relating

to

a

supervised

financial
institution, together with

any information derived

from or related to

such information. Confidential

Supervisory
Information is confidential and

privileged and remains at

all times the

property of the

pertinent banking regulatory
agency.
4.5
Protection

of Confidential

Information.

The Consultant

agrees to

implement and

maintain updated

during the
Term, controls necessary and

appropriate for the

Consultant in

order to protect

Popular’s Confidential Information
against anticipated threats

or hazards or

unauthorized access to

or use thereof.

If the Consultant discovers

it has
suffered

an unauthorized

access, disclosure,

loss or

use of

Popular’s

Confidential Information

it will

promptly

notify the incident to Popular and will take all reasonable steps to immediately mitigate, remedy and prevent any further disclosure and assist the Popular in any investigation regarding the incident, all at its expense.
4.6
Destruction. Upon Popular’s

request, the Consultant

shall promptly return

or destroy all copies

of the Popular’s
Confidential

Information,

whether

in

physical

or

digital

formats,

and

derivatives

and

metadata

related

thereto
including copies embedded

in computer files,

extracts from computer

files and analyses

or other material

based
upon the Confidential

Information. Should Popular

request evidence of the

destruction of any such

Confidential
Information, the Consultant

shall submit, within

thirty (30) calendar

days of such

request (or such

other time as
agreed to

between the

Parties), an

attestation executed

by the

Consultant certifying

that any

such Confidential
Information has been destroyed.
5. COMPLIANCE AND AUDIT
5.1
Compliance Requirements.

(A)
Legal Requirements in General.

Consultant will provide the Services and comply with his obligations under the Agreement

in a

professional manner

and in

accordance with

industry best

practices and

in compliance
with

applicable

federal,

state,

local,

and

foreign

law,

rule,

regulation,

administrative

determinations,

and
guidance,

as

well

as

the

judgments

and

orders

issued

by

competent

government

authorities

thereunder
(“Laws”), and professional code of conduct.

(B)
OFAC.

Consultant represents and warrants that: (a) he complies, and shall at all times during the Term will continue to comply,

with the regulations of

the U.S. Treasury

Department Office of

Foreign Assets Control
(“ OFAC
”) and any statute, executive order, or rule relating thereto, as well as any similar laws of a relevant
jurisdiction that may be applicable to the Consultant; (b) he or persons acting on Consultant’s behalf do not,
and

shall

not

during

the

term

of

the

Agreement,

appear

on

OFAC’s

Specially

Designated

Nationals

and
Blocked Persons List (“ SDN List ”), Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification
List (“ SSI List
”), or on any other similar

list maintained by OFAC

or any other governmental authority;

(c)
he is not located in any country or

territory that is the subject to the

broad U.S sanctions prohibitions; and (d)
Consultant, is not

as of the

Effective Date,

the subject of

any investigation

relating to

a sanctions violation
or a potential

sanctions violation

and if any

is found in

the future to

be in such

a violation, it

will promptly
inform Popular, to the extent not prohibited

by Law.

(C)
Anti-Bribery/Anti-Corruption.

1)
Consultant acknowledges and agrees that he complies and during the Term will continue to comply, with all
applicable anti-bribery and anti-corruption Laws, including, but not limited to, the Foreign Corrupt Practices
Act (15

USC §dd-1,

et. seq.) (“ABC

Laws”).

To

this effect,

Consultant agrees

that, while performing

the
Services or purporting to act on behalf of Popular, Consultant will not: (1) make, offer,

promise or authorize
the payment of anything of value (including, but

not limited to, unlawful gifts, bribes, meals, entertainment, kickbacks or benefits), either directly or through a third -party, to any official or employee of any local, U.S.
or foreign government

authority,

organization or instrumentality

thereof, or to any

political party or official
thereof or

to any candidate

for political office

(a “Public Official”)

for any purpose

that violates applicable
ABC Laws, in

order to: (i)

influence any act

or decision of

such Public

Official, including

a decision to

do
or omit

to do

any act

in violation

of his

lawful duties

or proper

performance of

functions; (ii)

induce such
Public Official to use its authority or position with any government entity or with any other person or entity, to influence any governmental

act or decision; (iii)

obtain or retain business

for, direct

business towards, or
secure an

improper advantage

for,

Popular; or

(iv) perform

any act

or make

any decision

that is

otherwise
prohibited by applicable law; or (2) solicit or accept

anything of value in connection with the performance of
any

service or

activity for

or on

behalf of

Popular.

Furthermore,

unless specifically

requested, Consultant
agrees not

to, directly

or through an

intermediary: (1)

contact any federal,

state, local or

foreign regulatory

body or Public Official regarding any matter or issue in connection with the

Services for Popular; (2) engage
in lobbying efforts on

behalf of Popular, or

(3) make payments

to a Public

Official on behalf of

Popular solely
to expedite or secure

the performance of routine,

non-discretionary government actions

to which Popular is
already entitled (“facilitating payments”).
2) Consultant represents that, to the best of Consultant’s knowledge, he does not have a close association based on a

family,

romantic or

friendship

relationship

(“personal

relationship”)

with a

Public Official

who may
need to act

or omit to

act directly or

indirectly as part

of its lawful

duties, in relation

to any part

of the Services
Consultant renders for Popular.
3)
Consultant agrees to report in writing to

Popular any known or suspected violations of

applicable ABC Laws
or the terms of

this Section that

occur in connection with Consultant’s performance of

the Services, including
if he identifies

that any unlawful

payment has occurred

in violation of

the above or

if he receives

a request
or solicitation for any such payment.
5.2
Code of

Ethics. Consultant

represents that

he has

read, and

shall comply

with, the

Code of

Ethics for

Popular
Suppliers,

as

may

be

amended

from

time

to

time,

a

copy

of

which

is

located

at

https://investor.popular.com/eng/corporate

-governance/default.aspx or such other site identified by Popular.

5.3
Monitoring and Audit Rights.

(A)
Consultant acknowledges that Popular, its internal or external auditors and its regulators may perform audits,
assessments, examinations,

or reviews

of Consultant’s

Services (“
Audit
”) in

order to

confirm compliance
with the Agreement, as well as with Laws and industry standards. Upon Popular’s written request,

at a time,
frequency

and

place

reasonably

agreed

to

between

the

Parties,

Consultant

shall

submit

the

information,
provide periodic

reports (including

those of

internal controls,

systems, financial

condition or

compliance),
respond to risk

questionnaires or allow

access to

relevant Personnel, systems,

documents or physical

premises
in a

timely manner

so as

to permit

Popular to

comply with

the Audit.

If an

Audit reveals

areas of

material
concern

to

Popular,

the

Parties

will

agree

on

a

plan

to

address

the

deficiency

in

an

adequate

and

timely
manner.

If Consultant does not address such material deficiencies in accordance with the plan, Popular may modify

the frequency

of the

monitoring

activities at

Consultant’s

expense or

terminate the

Agreement

for
cause.

6. INTELLECTUAL PROPERTY
6.1
Ownership.

Each Party acknowledges

that the other

Party owns

the intellectual property

associated with or

related
to the other Party and, in the

case of Popular, its affiliates,

and their respective businesses, products

and services
including copyrights, patents,

patent disclosures and

inventions (whether patentable

or not), trademarks,

service
marks,

trade secrets,

know-how,

and other

confidential information,

trade dress,

trade names,

logos, corporate
names and domain

names, together with

all of

the goodwill associated

therewith, and derivative

works in whatever
medium

whether

or

not

registered,

and

all

related

rights

therein

(“Intellectual

Property”).

Each

Party

further
acknowledges

that it

receives no

right, title

to or

interest in

or to

any of

the other

Party’s

Intellectual Property
other than as provided under the Agreement.
6.2
Popular Ownership

of Work

Product. Unless

otherwise explicitly

agreed to

in writing by

the Parties, Popular

is
and

will

be

the

sole

and

exclusive

owner

of

all

right,

title

and

interest

throughout

the

world

in

and

to

all
deliverables that are the results and proceeds of the Services performed under the Agreement, whether developed singly or jointly with

any other person or

entity, for or on behalf

of Popular (“Work Product”).

The Work Product

includes,

without

limitation,

all

works

of

authorship,

data,

materials

or

information

gathered,

originated,
developed,

processed

or

obtained,

and

all

program

codes

or

documentation

together

with

any

associated
copyrights. Consultant agrees that

all Work Product will be

deemed “work for

hire” as defined

by Law for

Popular
and all

copyrights therein

automatically and

immediately vest

in Popular.

If for

any reason

Work

Product does
not constitute

work for

hire, Consultant

irrevocably assigns

(and will

perform all

acts necessary

to make

such
assignment,

including

agreements

from

its

Personnel

or

Subcontractors)

to

Popular,

for

no

additional
consideration, the entire right, title, and interest throughout the world in and to such Work Product.

7.
LIABILITY;

INDEMNIFICATION
7.1
Indemnity.

Each Party

shall indemnify,

hold harmless,

and defend

the other

Party and

each of

its affiliates

and
their

respective

officers,

directors,

employees,

agents,

successors,

and

assigns

(collectively,

“
Indemnitees ”)
against

losses,

damages,

liabilities,

deficiencies,

claims,

actions,

judgments,

settlements,

interest,

awards,
penalties,

fines,

costs,

or

expenses,

including

professional

fees

and

reasonable

attorneys’

fees

(collectively,
“ Losses
”), related

or incidental

to, or

arising

out of:

(i)

the actual

or alleged

violation of

Laws; (ii)

actual or
alleged act, failure to act

or omission, constituting fraud, negligence or

willful misconduct relating to the

Services
(iii)

a

third-Party

claim,

suit,

or

proceeding

arising

out

of,

related

to,

or

alleging

infringement

of

intellectual
property right by the Work Product or any Intellectual Property used to provide the Services or made available to
Popular

as

part

of

the

Services;

or

(iv)

claims

alleging

injury

or

damage

to

persons

or

property

caused

by
Consultant during the

provision of its Services.

The indemnification obligations

shall survive the termination

of
the Agreement.

7.2
Limitation

of

Liability.

NEITHER

PARTY

SHALL

BE

LIABLE

TO

THE

OTHER

PARTY

FOR

ANY
INDIRECT, INCIDENTAL,

SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES INCLUDING LOSS
OF

PROFITS,

REVENUE,

BUSINESS

OR

SAVINGS,

WHETHER

IN

AN

ACTION

IN

CONTRACT

OR
TORT,

EVEN

IF

SUCH

DAMAGES

ARE

POSSIBLE

OR

FORESEEABLE.

LIABILITY

FOR

GENERAL
CLAIMS FOR

BREACH OF

CONTRACT WILL

BE LIMITED

TO AN

AMOUNT EQUIVALENT

TO THE
FEES FOR SERVICES

PAID

OR PAYABLE

BY POPULAR TO

CONSULTANT

DURING THE TWENTY-
FOUR MONTHS

PRIOR TO

THE DATE

OF THE

CLAIM.

NOTWITHSTANDING

ANYTHING TO

THE
CONTRARY HEREIN, THE LIMITATIONS

SET FORTH IN THIS SECTION SHALL NOT APPLY

IN THE
EVENT OF EITHER

PARTY’S

GROSS NEGLIGENCE,

WILLFUL MISCONDUCT,

FRAUD, VIOLATION
OF LAW (INCLUDING THOSE RELATED TO PRIVACY

AND DATA

PROTECTION), OR THIRD-PARTY
CLAIMS FOR INTELLECTUAL PROPERTY

INFRINGEMENT.

8. RESTRICTIVE COVENANTS
8.1
Non-Compete. During the

Term of this Agreement,

Consultant agrees that

he will

not work or

associate (including
as a

director,

officer,

employee, partner,

consultant, agent

or advisor)

with or

otherwise provide

services to,

or
operate, manage or

control in any way,

a Competitive Enterprise

performing the same

or similar duties as

those
which

were

performed

by

him

during

the

12-month

period

immediately

preceding

the

Effective

Date

of

this
Agreement.

“Competitive

Enterprise”

means

any

business

enterprise

that

either

(1)

engages in

commercial

or
consumer

financial

services, retail

banking,

internet

banking,

or other

financial,

investment,

financial

advisor,
trust or insurance services

to either commercial or

consumer customers in the Commonwealth

of Puerto Rico or
the States

of New

York

or Florida,

or (2)

holds a

5% or

greater equity,

voting or

profit participation

interest in
any enterprise that engages in such a competitive activity within the Commonwealth of Puerto Rico or the States of New York

or Florida.
8.2
Non-Solicitation of Customers.

During the Term

of this Agreement, Consultant

agrees that he will

not, directly
or indirectly or

through associates, agents,

or employees solicit,

participate in or

assist in the

solicitation of any
of

Popular’s

customers

serviced

by

him

or

with

whom

he

had

Material

Contact

and/or

regarding

whom

he
received Confidential Information

(as defined in

Popular’s Code of

Ethics) during the

three-year period prior

to

Effective Date

who were

still customers

of Popular

during the

immediately preceding

12
-month period,

for the
purpose of

providing products

or series

in competition

with Popular’s

products or

services. “Material

Contact”
means interaction between Consultant

and the customer within

the three-years prior to

the Effective Date which
takes place to manage, service or further the business relationship.
8.3
Non-Solicitation of Popular

Employees. During the

Term of

this Agreement, Consultant

agrees that he will

not,
directly

or

indirectly

or

through

associates,

agents,

or

employees

solicit,

recruit

or

assist

in

the

solicitation

or
recruitment of any

employee or consultant of

Popular (or who was

an employee or consultant

of Popular within
the prior

six months

of the

Effective

Date) for

the purpose

of encouraging

them to

leave Popular’s

employ or
sever an agreement for services.
8.4
Definition. The term “Solicit”, when used

in this section, will mean any direct

or indirect communication of any
kind regardless of who initiates it, that in any way invites, advises, encourages or requests any person to take any action;

provided

that

such

term

will

not

be

deemed

to

include

solicitation

by

public

advertisement

media

of
general distribution (i.e., not targeted to present employees, consultants or customers of Popular) without specific
instructon or direction by Consultant.
9. GENERAL TERMS
9.1
Additional

Representations

and

Warranties.

Each

Party

represents

and

warrants

to

the other

Party

that

(a) the
Agreement will not violate the terms of any other agreement or contract to which such Party is bound nor require any

third-party

consent or

approval;

and (b)

the Agreement

constitutes a

valid

and

binding

obligation

of such
Party,

enforceable against

it in accordance

with its terms

except to the

extent that enforceability

may be limited
by

bankruptcy,

insolvency,

receivership,

moratorium,

reorganization

or

other

similar

laws

affecting

the
enforcement of creditors’ rights generally or general principles of equity or considerations of public policy.

9.2
No

Waiver.

The failure

or delay

by a

Party

to require

performance

of

the other

Party of

any

provision

of the
Agreement shall

not affect

the right

of such

Party to

enforce the same

provision, nor

shall the

waiver by

either
Party of

any breach

of any

provision hereof

be taken

or held

to be

a waiver

of any

succeeding breach

of such
provision, or as a waiver of the provision itself. The Parties may exercise any right or remedy in order to enforce the terms and conditions of the Agreement.

9.3
Notice. All notices

or communication

required hereunder

must be made

in writing to

the corresponding

Party’s
contact and address. Legal notices (including claims, breach of contract, indemnification requests,

and regulatory
compliance

issues) from

Consultant

to

Popular

must

be

sent

by

messenger

with

acknowledgement

of

receipt,
certified

mail

or

national

courier

with

copy

to

the

Legal

Representative

in

the

same

manner.

Any

changes

or
additions to the above contact information must be notified in writing with receipt acknowledged. Notification to the Party’s contact of record shall be presumed

correct.
9.4
Severability. Should a court or arbiter with competent

jurisdiction determine that any clause is illegal, invalid, or unenforceable under

present or future

law,

such provision

will be fully

severable, and

the remaining

provisions
of the Agreement will remain in full force and effect.
9.5
Governing Law and Jurisdiction.

The Agreement and all

transactions contemplated therein

will be governed by,
and construed and enforced in accordance with, the laws of the Commonwealth of Puerto Rico, without regard to any

conflicts

of

law

provisions

thereof.

Any

civil

action

or

legal

proceeding

arising

out

of

or

relating

to

the
Agreement will be

brought exclusively in

the courts of the

Commonwealth of Puerto

Rico. Each Party consents
to the jurisdiction of such court

in any such civil action or

legal proceeding and waives any objection to

the venue
of any such

civil action or

legal proceeding in

such court. EACH

PARTY

KNOWINGLY AND VOLUNTARILY
WAIVES

ANY

RIGHT TO

A TRIAL

BY JURY

IN ANY

ACTION OR

PROCEEDING

TO

ENFORCE OR
DEFEND ANY RIGHTS OR DUTIES UNDER THIS AGREEMENT.

9.6
Assignment.

Popular

may

assign,

whether

voluntarily

or

involuntarily,

by

operation

of

law

or

otherwise,

the
Agreement or any rights or obligations under the Agreement

to any subsidiary or affiliate without providing prior
written notice to Consultant. Consultant may not assign, whether voluntarily or involuntarily, by operation of law
or

otherwise

his

rights

and

obligations

under

the

Agreement

without

Popular’s

prior

written

consent,

which
consent

may

be

withheld

at

Popular’s

convenience

which

may

include

following

its

vendor

management
procedures prior to allowing the assignee to provide the Services.
9.7
Entire

Agreement

and

Amendments.

The

Agreement

and

any

Annex,

Schedule,

appendix, exhibit,

certificate,
amendment or other document attached or subsequently attached hereto or to which reference is made herein will
be incorporated and made a part hereof as if fully set forth herein and will be subject to the terms and conditions
hereof and together with the Agreement will constitute the entire contract between the Parties, and supersedes all prior

or

contemporaneous

agreements

or

understandings,

written

or

oral,

concerning

the

subject

matter

of

the
Agreement.

The Agreement

may not

be modified,

amended or

supplemented in

any manner

except by

mutual
agreement of the Parties and set forth in a writing signed by a duly authorized representative of each Party.

9.8
No Third-Party

Beneficiaries.

The Agreement

shall be binding

upon and

inure to the

benefit of the

Parties and
their respective successors

and permitted assigns

and, unless otherwise

agreed to by

the Parties, nothing

herein,
express or

implied, is

intended to

or shall

confer upon

any other

person any

legal or

equitable right,

benefit or
remedy of any nature whatsoever under or by reason of the Agreement.
9.9
EACH

PARTY

ACKNOWLEDGES

THAT,

BEFORE

EXECUTING

THIS

AGREEMENT,

SUCH

PARTY
HAS

HAD

THE

OPPORTUNITY

TO

SEEK

THE

ADVICE

OF

INDEPENDENT

LEGAL

COUNSEL
(WHETHER OR NOT IT ACTUALLY ELECTED TO DO SO), AND HAS READ AND UNDERSTOOD ALL
OF

THE

TERMS

AND

PROVISIONS

OF

THIS

AGREEMENT.

THIS

AGREEMENT

SHALL

NOT

BE
CONSTRUED AGAINST ANY PARTY

BY REASON OF THE DRAFTING OR PREPARATION

HEREOF.
9.10

Counterparts. The

Agreement may

be executed

in one

or more

counterparts, each

of which

will be

deemed an
original, but all of which taken together will

constitute one and the same instrument. Signatures to

the Agreement
transmitted by

electronic mail

in .pdf

form, or

by any

other electronic

means intended

to preserve

the original
graphic

and

pictorial

appearance

of

a

document,

will

have

the

same

effect

as

physical

delivery

of

the

paper
document

bearing

the

original

signature.

The

Parties

may

sign

the

Agreement

using

DocuSign,

or

any

other
electronic signature application.

9.11

Electronic

Signature.

Each

Party

represents

that

if

the

Agreement

is

executed

with

an

electronic

signature
application,

the

electronic

signatures

are

the

same

as

handwritten

signatures

for

the

purposes

of

validity,
enforceability, and admissibility and will not dispute the legally binding nature thereof on the basis that the terms were

accepted

with

an

electronic

signature.

Furthermore,

the

Parties

agree

they

(a)

shall

comply

with

all
applicable electronic records and signatures laws, including but not limited to the Electronic Signatures in Global
and

National

Commerce

Act;

and

(b)

shall

ensure

that

their

respective

electronic

signatures

vendor

has

the
necessary processes and controls to comply with the confidentiality obligations of the Agreement.
Signature Page Follows

IN WITNESS WHEREOF,

the Parties have executed this Agreement on December 7, 2023.
Popular,

Inc.
Consultant
/s/ Ignacio Alvarez /s/ Carlos J. Vázquez
Name: Ignacio Alvarez Name: Carlos J. Vázquez
Title: President and Chief Financial Officer